Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karen Luk, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.

the quarterly report on Form 10-Q of CounterPath Corporation for the period ended October 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CounterPath Corporation.

December 11, 2019	/s/ Karen Luk
Karen Luk
Vice President of Finance, Treasurer and Secretary
(Principal Financial Officer and Principal Accounting Officer)